UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) October 3, 2012

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2012-6

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-180147-03

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-180147

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity/Registrant)

90-6222191

(Issuing Entity’s I.R.S. Employer Identification No.)

c/o Santander Drive Auto Receivables LLC 8585 North Stemmons Freeway, Suite 1100-N Dallas, Texas	75247
(Address of Principal Executive Offices)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the issuance of the of Class A-1 0.30000% Auto Loan Asset Backed Notes, Class A-2 0.47% Auto Loan Asset Backed Notes, Class A-3 0.62% Auto Loan Asset Backed Notes, Class B 1.33% Auto Loan Asset Backed Notes, the Class C 1.94% Auto Loan Asset Backed Notes and the Class D 2.52% Auto Loan Asset Backed Notes (the “Publicly Registered Notes”) by Santander Drive Auto Receivables Trust 2012-6 (the “Issuer”) described in the Final Prospectus Supplement dated October 3, 2012, the Registrant has entered into the agreement listed in Item 9.01(d), Exhibit 1.1 below.

Item 8.01.	Other Events.

In connection with the issuance of the Publicly Registered Notes and the Class E 3.51% Auto Loan Asset Backed Notes by the Issuer described in the Final Prospectus Supplement dated October 3, 2012, the Registrant and/or the Issuer intend to enter into the agreement(s) listed in Item 9.01(d), Exhibits 4.1, 10.1, 10.2, 10.3 and 10.4 below, substantially in the form filed herewith. It is anticipated that the Notes will be issued on October 10, 2012.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of October 3, 2012, among Santander Drive Auto Receivables LLC (“Santander Drive”), Santander Consumer USA Inc. (“SCUSA”) and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters.

4.1	Indenture, to be dated as of October 10, 2012, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, to be dated as of October 10, 2012 between SCUSA and Santander Drive.

10.2	Sale and Servicing Agreement, to be dated as of October 10, 2012 among the Issuer, Santander Drive, SCUSA and the Indenture Trustee.

10.3	Administration Agreement, to be dated as of October 10, 2012 among the Issuer, SCUSA, as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, to be dated as of October 10, 2012, between Santander Drive and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee for the Issuer.

Form 8-K re: transaction documents

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 5, 2012	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Andrew Kang
	Name:	Andrew Kang
	Title:	Vice President

Form 8-K re: transaction documents